UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22725
Priority Income Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Priority Income Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30
Date of reporting period: September 30, 2015

Item 1. Schedule of Investments.

Schedule of Investments
September 30, 2015
(unaudited)

Portfolio Investments(1)	Investment	Estimated Yield(2)	Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.	Subordinated notes	14.14%	7/15/2026	$500,000	$449,840	$433,146	0.4%
Apidos CLO XVIII	Subordinated notes	13.31%	7/22/2026	750,000	679,856	652,965	0.7%
Apidos CLO XXI	Subordinated notes	18.36%	7/18/2027	5,000,000	4,576,697	4,576,268	4.6%
Apidos CLO XXII(4)	Subordinated notes	16.53%	10/20/2027	3,000,000	2,562,000	2,565,203	2.6%
Babson CLO Ltd. 2014-II	Subordinated notes	16.93%	10/17/2026	1,000,000	863,481	870,302	0.9%
Babson CLO Ltd. 2014-III(4)	Subordinated notes	15.11%	1/15/2026	250,000	222,975	218,013	0.2%
Babson CLO Ltd. 2015-I	Subordinated notes	17.40%	4/20/2027	3,000,000	2,824,497	2,797,666	2.8%
BlueMountain CLO 2012-2 Ltd.	Subordinated notes	17.38%	11/20/2024	3,000,000	2,522,701	2,587,770	2.6%
BlueMountain CLO 2014-1 Ltd.	Subordinated notes	16.52%	4/30/2026	250,000	211,918	219,712	0.2%
Carlyle Global Market Strategies CLO 2011-1, Ltd.(7)	Subordinated notes	—%	8/10/2021	713,706	123,800	24,980	—%
Cent CLO 21 Limited(4)	Subordinated notes	14.30%	7/27/2026	500,000	429,822	415,776	0.4%
CIFC Funding 2006-II, Ltd.	Preferred shares	8.98%	3/1/2021	406,629	165,868	144,429	0.1%
CIFC Funding 2012-II, Ltd.	Subordinated notes	20.80%	12/5/2024	6,000,000	4,454,816	4,798,714	4.8%
CIFC Funding 2013-II, Ltd.	Subordinated notes	13.94%	4/21/2025	250,000	220,448	229,698	0.2%
CIFC Funding 2014, Ltd.	Subordinated notes / Income notes	19.13%	4/18/2025	2,250,000	1,664,292	1,954,959	2.0%
CIFC Funding 2014-IV Investor, Ltd.(4)	Income notes	14.73%	10/17/2026	1,000,000	812,525	851,916	0.9%
Covenant Credit Partners CLO I, Ltd.(5)	Subordinated notes / Subordinated fee note	19.25%	7/20/2026	4,390,245	2,890,969	3,209,480	3.2%
Covenant Credit Partners CLO II, Ltd.(6)	Subordinated notes / Subordinated fee note	17.50%	10/17/2026	4,392,156	3,270,871	3,644,302	3.7%
Flagship CLO V	Subordinated securities	13.41%	9/20/2019	150,000	22,275	23,080	—%
Galaxy XVII CLO, Ltd.(4)	Subordinated notes	13.96%	7/15/2026	250,000	204,723	201,529	0.2%
Galaxy XVIII CLO, Ltd.	Subordinated notes	22.56%	10/15/2026	1,250,000	851,443	996,971	1.0%
Halcyon Loan Investors CLO I, Ltd.	Income notes	8.34%	11/20/2020	504,000	193,224	175,117	0.2%
Halcyon Loan Advisors Funding 2014-2 Ltd.(4)	Subordinated notes	20.63%	4/28/2025	400,000	329,094	356,880	0.4%
Halcyon Loan Advisors Funding 2014-3 Ltd.	Subordinated notes	17.75%	10/22/2025	500,000	442,691	434,509	0.4%
Halcyon Loan Advisors Funding 2015-1 Ltd.	Subordinated notes	19.63%	4/20/2027	3,000,000	2,774,265	2,859,672	2.9%
Halcyon Loan Advisors Funding 2015-2 Ltd.	Subordinated notes	18.20%	7/25/2027	3,000,000	2,700,391	2,777,768	2.8%
Halcyon Loan Advisors Funding 2015-3 Ltd.(4)	Subordinated notes	15.91%	10/18/2027	7,000,000	6,790,884	6,653,770	6.7%
HarbourView CLO VII, Ltd.(4)	Subordinated notes	17.08%	11/18/2026	275,000	214,302	201,036	0.2%
Jefferson Mill CLO Ltd.(4)	Subordinated notes	15.65%	7/20/2027	5,000,000	4,337,052	4,301,739	4.3%
LCM XV Limited Partnership	Income notes	12.06%	8/25/2024	250,000	204,018	207,457	0.2%
LCM XVI Limited Partnership	Income notes	16.66%	7/15/2026	5,000,000	3,932,536	3,747,417	3.8%
LCM XVII Limited Partnership	Income notes	13.19%	10/15/2026	500,000	434,146	378,976	0.4%
Madison Park Funding XIII, Ltd.	Subordinated notes	18.83%	1/19/2025	250,000	208,232	238,740	0.2%
Madison Park Funding XIV, Ltd.	Subordinated notes	15.31%	7/20/2026	750,000	698,687	732,364	0.7%

SEPTEMBER 30, 2015 FORM N-Q                                      2
PRIORITY INCOME FUND, INC.

Portfolio Investments(1)	Investment	Estimated Yield(2)	Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands) (continued)
Madison Park Funding XV, Ltd.	Subordinated notes	20.96%	1/27/2026	3,000,000	2,567,252	2,728,878	2.7%
MC Funding Ltd.	Preferred shares	2.31%	12/20/2020	387,965	179,521	142,067	0.1%
Mountain View CLO 2014-1 Ltd.	Income notes	16.79%	10/15/2026	1,000,000	810,880	877,742	0.9%
Mountain View CLO IX Ltd.(4)	Subordinated notes	17.87%	7/15/2027	5,000,000	4,761,721	4,731,657	4.7%
Ocean Trails CLO II	Subordinated notes	21.08%	6/27/2022	367,064	141,671	172,975	0.2%
Octagon Investment Partners XVIII, Ltd.(4)	Subordinated notes	21.85%	12/16/2024	2,800,000	2,154,661	2,301,891	2.3%
Octagon Investment Partners XX, Ltd.	Subordinated notes	14.52%	8/12/2026	500,000	443,462	446,400	0.4%
Octagon Investment Partners XXII, Ltd.	Subordinated notes	19.10%	11/25/2025	6,500,000	5,058,922	5,403,649	5.4%
Octagon Loan Funding, Ltd.	Subordinated notes	17.05%	11/18/2026	2,550,000	2,104,427	2,185,310	2.2%
OZLM VIII, Ltd.	Subordinated notes	16.18%	10/17/2026	750,000	609,814	634,694	0.6%
Phoenix III (formerly, Avenue CLO VI, Ltd.)	Subordinated notes	17.62%	7/17/2019	556,629	172,460	197,130	0.2%
Regatta IV Funding Ltd.	Subordinated notes	16.50%	7/25/2026	250,000	202,943	215,753	0.2%
Symphony CLO XI Limited Partnership	Subordinated notes	16.28%	1/17/2025	2,000,000	1,677,726	1,685,562	1.7%
Symphony CLO XII, Ltd.	Subordinated notes	23.72%	10/15/2025	9,500,000	6,674,191	6,638,852	6.7%
Symphony CLO XIV, Ltd.(4)	Subordinated notes	12.89%	7/14/2026	750,000	642,169	649,473	0.7%
Symphony CLO XVI, Ltd.	Subordinated notes	14.34%	7/15/2028	5,000,000	4,803,789	4,644,319	4.7%
Voya IM CLO 2013-3, Ltd. (formerly, ING IM CLO 2013-3, Ltd.)	Subordinated notes	20.73%	1/18/2026	4,000,000	2,898,663	2,917,538	2.9%
Voya IM CLO 2014-1, Ltd. (formerly, ING IM CLO 2014-1, Ltd.)(4)	Subordinated notes	16.53%	4/18/2026	250,000	214,613	215,541	0.2%
Voya CLO 2014-3, Ltd.	Subordinated notes	17.98%	7/25/2026	2,000,000	1,574,263	1,565,788	1.6%
Voya CLO 2014-4, Ltd.	Subordinated notes	16.20%	10/14/2026	1,000,000	893,503	875,218	0.9%
Voya CLO 2015-2, Ltd.	Subordinated notes	14.24%	7/23/2027	500,000	464,630	459,947	0.5%
Washington Mill CLO Ltd.(4)	Subordinated notes	14.05%	4/20/2026	400,000	350,523	344,031	0.3%
West CLO 2014-1 Ltd.	Subordinated notes	19.66%	7/18/2026	5,375,000	4,265,730	4,839,361	4.9%
Total Collateralized Loan Obligation - Equity Class					96,952,873	99,356,100	99.7%
Total investments					$96,952,873	99,356,100	99.7%
Liabilities in excess of other assets						350,509	0.3%
Net assets						$99,706,609	100.0%

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions, which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield indicated is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions. The weighted average estimated yield for the portfolio is 17.91%.

(3) Fair value is determined by or under the direction of the Company's Board of Directors (see Note 1).
(4) Co-investment with another fund managed by an affiliate of the Adviser (see Note 1).
(5) Principal amount of subordinated notes and subordinated fee note is $4,000,000 and $390,245, respectively.
(6) Principal amount of subordinated notes and subordinated fee note is $4,000,000 and $392,156, respectively.
(7) Security was called for redemption during the quarter ended September 30, 2015. A realized gain or loss will be recorded upon receipt of final distribution.

See accompanying notes to schedule of investments.

SEPTEMBER 30, 2015 FORM N-Q                                      3
PRIORITY INCOME FUND, INC.

Notes to Schedule of Investments
September 30, 2015
(unaudited)

Note 1. Investments
Priority Income Fund, Inc. (the “Company”) follows guidance under U.S. generally accepted accounting principles, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in level 3 of the fair value hierarchy:

1.	each portfolio investment is reviewed by investment professionals of the Adviser with an independent valuation firm engaged by the Board;

2.	the independent valuation firm conducts independent valuations and make its own independent assessments;

3.	the audit committee of the Board (the “Audit Committee”) reviews and discusses the preliminary valuation of the Adviser and that of the independent valuation firm; and

4.
the Board discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of the Adviser, the independent valuation firm and the Audit Committee.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

SEPTEMBER 30, 2015 FORM N-Q                                      4
PRIORITY INCOME FUND, INC.

Notes to Schedule of Investments
September 30, 2015
(unaudited)

Purchases and sales of investment securities (excluding short-term securities) for the quarter ended September 30, 2015 were $26,555,135 and $0, respectively. During the quarter ended September 30, 2015, one CLO was called for redemption and aggregate proceeds of $521,310 were received.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of September 30, 2015.

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Securities	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Assets
Collateralized Loan Obligation - Equity Class	$—	$—	$99,356,100	$99,356,100

The following is a reconciliation of investments for which level 3 inputs were used in determining fair value.

Collateralized Loan Obligation - Equity Class
Balance at June 30, 2015	$73,170,106
Realized loss on investments	—
Change in unrealized appreciation	996,827
Purchases of portfolio investments	26,555,135
Sales and repayments of portfolio investments	(2,294,055)
Accretion of purchase discount, net	928,087
Transfers into level 3(1)	—
Transfers out of level 3(1)	—
Balance at September 30, 2015	$99,356,100

Net change in unrealized appreciation attributable to level 3 investments still held at the end of the period	$1,128,079

(1)Transfers are assumed to have occurred at the beginning of the period. There were no transfers between level 1 and level 2 during the period.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of level 3 investments as of September 30, 2015.

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Collateral Loan Obligation - Equity Class	$99,356,100	Discounted Cash Flow	Discount Rate	11.05% - 24.00%	17.17%

In determining the range of fair value for investments in CLOs, management and the independent valuation firm used a discounted cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date. For each CLO security, the most appropriate

SEPTEMBER 30, 2015 FORM N-Q                                      5
PRIORITY INCOME FUND, INC.

Notes to Schedule of Investments
September 30, 2015
(unaudited)

valuation approach was chosen from alternative approaches to ensure the most accurate valuation for such security. A cash flow model was used to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, distribute the cash flows to the liability structure based on the payment priorities, and discount the cash flows back using proper discount rates to expected maturity or call date.

The discounted cash flow model considers the CLO structure as well as current asset and liability characteristics based upon information derived from data sources such as the CLOs’ trustee reports and indentures. Key model inputs include reinvestment asset spread, expected prepayment rate, default rate and recovery rate for the underlying collateral held in the CLOs. These inputs are derived by reference to a variety of market sources and historical performance metrics. A discount rate is applied to the expected future cash flows from the CLOs derived from the third-party cash flow model, which reflects the perceived level of risk that would be used by another market participant in determining fair value. An analysis of the observable risk premium data as well as the structural strength and credit quality of the CLOs is undertaken in determining the discount rate.

The fair value calculations for the CLOs are sensitive to the key model inputs, including amongst other things, default and recovery rates. The default rate, recovery rate and other assumptions are determined by reference to a variety of observable market sources and applied according to the quality and asset class mix of the underlying collateral and the historical track record of each particular collateral manager. The model assumptions are reviewed on a regular basis and adjusted as appropriate to factor in historic, current and potential market developments.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

CLO investments may be riskier and less transparent than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans. The Company’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Company on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Company’s net assets. The Company is not responsible for and has no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third-party CLO collateral managers.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

SEPTEMBER 30, 2015 FORM N-Q                                      6
PRIORITY INCOME FUND, INC.

Notes to Schedule of Investments
September 30, 2015
(unaudited)

Co-Investments
On February 10, 2014, the Company received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation and Pathway Energy Infrastructure Fund, Inc., subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Company’s Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of September 30, 2015, the Company had co-investments with Prospect Capital Corporation in the following CLOs: Apidos CLO XXII, Babson CLO Ltd. 2014-III, Cent CLO 21 Limited, CIFC Funding 2014-IV Investor, Ltd., Galaxy XVII CLO, Ltd., Halcyon Loan Advisors Funding 2014-2 Ltd., Halcyon Loan Advisors Funding 2015-3 Ltd., HarbourView CLO VII, Ltd., Jefferson Mill CLO Ltd., Mountain View CLO IX Ltd., Octagon Investment Partners XVIII, Ltd., Symphony CLO XIV Ltd., Voya IM CLO 2014-1, Ltd. and Washington Mill CLO Ltd.

Note 2. Income Taxes
The tax cost of the Company’s portfolio investments as of September 30, 2015 was as follows:

Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$101,992,348	$—	$(2,636,250)	$(2,636,250)

The differences between book-basis and tax-basis for determining unrealized appreciation/(depreciation) relate primarily to (i) the realization for tax purposes of mark-to-market gains on certain investments in passive foreign investment companies and (ii) tax basis adjustments resulting from cash distributions from passive foreign investment companies in excess of earning and profits that are characterized as return of capital.

Tax balances are estimates and are not final until the Company files its tax return.

SEPTEMBER 30, 2015 FORM N-Q                                      7
PRIORITY INCOME FUND, INC.

Notes to Schedule of Investments
September 30, 2015
(unaudited)

Note 3. Investment Risks
The Company’s portfolio consists of residual interests (i.e., “equity” class) in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company has acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if its principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments.

An increase in the London Interbank Offered Rate (“LIBOR”) would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

The Company anticipates that the CLOs in which it invests may constitute “passive foreign investment companies” (“PFICs”). If the Company acquires shares in a PFIC (including residual interest tranche investments in CLOs that are PFICs), the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to the Company’s stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its status as a RIC.

If the Company holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including residual interest tranche investments in a CLO investment treated as a CFC), the Company may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Company is required to include such deemed distributions from a CFC in its income, the Company will be required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after December 31, 2013, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLOs in which the Company invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which the Company invests fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to residual interest and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

SEPTEMBER 30, 2015 FORM N-Q                                      8
PRIORITY INCOME FUND, INC.

Notes to Schedule of Investments
September 30, 2015
(unaudited)

If the Company is required to include amounts in income prior to receiving distributions representing such income, it may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interest generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interest and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in Senior Secured Loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

SEPTEMBER 30, 2015 FORM N-Q                                      9
PRIORITY INCOME FUND, INC.

Item 2. Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-Q (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Company in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Company’s management, including the Company’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There were no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Company’s last fiscal quarter that have materially affected or are reasonably likely to materially affect the Company’s internal control over financial reporting.

Item 3. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIORITY INCOME FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer
Date: November 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer
Date: November 30, 2015

By: /s/ Brian H. Oswald
Brian H. Oswald
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: November 30, 2015